UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

Hughes Supply, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-08772	59-0559446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hughes Way, Orlando, Florida	32805
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 841-4755

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

     In the Form 8-K dated May 19, 2005 filed on May 23, 2005, we inadvertently included an incorrect Exhibit 10.8. Item 9.01 is being amended to include the correct exhibit. Accordingly, pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Form 8-K/A contains the complete text of Item 9.01. Attached hereto as Exhibit 10.8 is the correct Form of 2005 Performance-Based Restricted Stock Award under the 1997 Executive Stock Plan. No other changes were made to the Form 8-K dated May 19, 2005 filed on May 23, 2005.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit 3.1	Amended and Restated Articles of Incorporation of Hughes Supply, Inc., incorporated by reference to Exhibit 3.1 to Form 8-K dated May 19, 2005 filed on May 23, 2005 (Commission File No. 001-08772).

Exhibit 10.1	Hughes Supply, Inc. 2005 Executive Stock Plan, incorporated by reference to Exhibit 10.1 to Form 8-K dated May 19, 2005 filed on May 23, 2005 (Commission File No. 001-08772).

Exhibit 10.2	Hughes Supply, Inc. 2005 Annual Incentive Plan, incorporated by reference to Exhibit 10.2 to Form 8-K dated May 19, 2005 filed on May 23, 2005 (Commission File No. 001-08772).

Exhibit 10.3
Form of Incentive Stock Option Award under the 2005 Executive Stock Plan, incorporated by reference to Exhibit 10.3 to Form 8-K dated May 19, 2005 filed on May 23, 2005 (Commission File No. 001-08772).

Exhibit 10.4
Form of Nonqualified Stock Option Award under the 2005 Executive Stock Plan, incorporated by reference to Exhibit 10.4 to Form 8-K dated May 19, 2005 filed on May 23, 2005 (Commission File No. 001-08772).

Exhibit 10.5	Form of Restricted Stock Award under the 2005 Executive Stock Plan, incorporated by reference to Exhibit 10.5 to Form 8-K dated May 19, 2005 filed on May 23, 2005 (Commission File No. 001-08772).

Exhibit 10.6
Form of 2005 Performance-Based Restricted Stock Award under the 2005 Executive Stock Plan, incorporated by reference to Exhibit 10.6 to Form 8-K dated May 19, 2005 filed on May 23, 2005 (Commission File No. 001-08772).

Exhibit 10.7
Form of 2005 Incentive Stock Option Award under the 1997 Executive Stock Plan, incorporated by reference to Exhibit 10.7 to Form 8-K dated May 19, 2005 filed on May 23, 2005 (Commission File No. 001-08772).

Exhibit 10.8	Form of 2005 Performance-Based Restricted Stock Award under the 1997 Executive Stock Plan

Exhibit 10.9	Form of 2005 Director Stock Award under the 2005 Executive Stock Plan, incorporated by reference to Exhibit 10.9 to Form 8-K dated May 19, 2005 filed on May 23, 2005 (Commission File No. 001-08772).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2005

Hughes Supply, Inc.
By:	/s/ David Bearman
David Bearman
Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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